================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                          DATE OF REPORT: JULY 30, 2003
                        (DATE OF EARLIEST EVENT REPORTED)

                            THE NAUTILUS GROUP, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Washington                  000-25867                  94-3002667
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission              (I.R.S. Employer
      of incorporation)             File Number)            Identification No.)


                              1400 NE 136th Avenue
                           Vancouver, Washington 98684
--------------------------------------------------------------------------------
              (Address of principal executive offices and zip code)

                                 (360) 694-7722
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


================================================================================

                            THE NAUTILUS GROUP, INC.
                                    FORM 8-K

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(C) EXHIBITS

     The following exhibit is furnished herewith and this list constitutes the exhibit index:

     Exhibit No.   Description
     -----------   -----------
         99        The Nautilus Group, Inc. Press Release, dated July 30, 2003, announcing second quarter 2003 earnings and fiscal year 2003 earnings estimates, and declaring the regular quarterly dividend for the third quarter of 2003.

ITEM 9. REGULATION FD DISCLOSURE

     On July 30, 2003, The Nautilus Group, Inc. issued a press release announcing second quarter 2003 earnings and fiscal year 2003 earnings estimates. The press release also included the declaration of the regular quarterly dividend for the third quarter of 2003. A copy of the press release is attached as Exhibit 99.

     This information set forth under "ITEM 9. REGULATION FD DISCLOSURE" is intended to be furnished under "ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION" in accordance with SEC Release No. 33-8216.

     The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   THE NAUTILUS GROUP, INC.
                                        (Registrant)

July 30, 2003                      By: /s/  Rod W. Rice
-------------                          -------------------------------
(Date)                                 Rod W. Rice, Chief Financial Officer,
                                       Treasurer and Secretary